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                                                                    EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 10, 2006 relating to the consolidated financial statements which appear in Integra Bank Corporation's Annual Report on Form 10-K for the year ended December 31, 2006.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Columbus, Ohio
June 20, 2007